EXHIBIT 10.11

AMENDMENT NO. 2 TO

ALLIANCE LAUNDRY HOLDINGS LLC

SECURITYHOLDERS AGREEMENT AND REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO ALLIANCE LAUNDRY HOLDINGS LLC SECURITYHOLDERS AGREEMENT AND REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of September 12, 2003 by and among Alliance Laundry Holdings LLC, a Delaware limited liability company (the “Company”) and Bain/RCL, L.L.C., a Delaware limited liability company (“Bain”).

WHEREAS, the Company, Bain and certain other persons are party to that certain Securityholders Agreement, dated as of May 5, 1998 (as amended from time to time, the “Securityholders Agreement”);

WHEREAS, the Company, Bain and certain other persons are party to that certain Registration Rights Agreement, dated as of May 5, 1998 (as amended from time to time, the “Registration Agreement”);

WHEREAS, pursuant to the terms of that certain Purchase and Sale Agreement (the “Purchase Agreement”), dated as of the date hereof, Raytheon Company (“Raytheon”) has agreed to transfer all of its right, title and interest in the securities of the Company owned by it to the other parties to the Purchase Agreement;

WHEREAS, in connection with the aforementioned transfers, Bain and the Company desire to amend the terms of the Securityholders Agreement and the Registration Agreement; and

WHEREAS, pursuant to the terms of Section 10 of the Securityholders Agreement and the terms of Section 10(d) of the Registration Agreement, Bain has the authority to amend the terms of the Securityholders Agreement and the Registration Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Securityholders Agreement Amendments.

(a) Section 1(c). The following sentence is hereby added to the end of Section 1(c) of the Securityholders Agreement:

“Notwithstanding anything to the contrary in this Section 1(c), (i) Indirect Owners of any fund principally advised by Sankaty Advisors, Inc. (a “Sankaty Fund”) or any fund principally advised by TCW Asset Management Company (a “TCW Fund”) who are not Affiliates of such Sankaty Fund or TCW Fund, respectively, shall not be restricted in any respect from transferring their interests, whether direct or indirect, in any such Sankaty Fund or TCW Fund, (ii) each Sankaty Fund and TCW Fund shall not be restricted in any respect from transferring their interests, whether direct or indirect, in any corporation controlled by such Sankaty Fund or TCW Fund, respectively, to another Sankaty Fund or TCW Fund, respectively, and (iii) each Sankaty Fund and TCW Fund shall not be restricted in any respect from issuing additional interests to raise capital.”

(b) Bain Group. The defined term “Bain Group” in Section 9 of the Securityholders Agreement is hereby amended and replaced in its entirety as follows:

“‘Bain Group’ is defined in the LLC Agreement, as the same may be amended from time to time.”

(c) Section 5(c). The term “Buyer” in Section 5(c) of the Securityholders Agreement is hereby replaced with the term “buyer”.

(d) Section 10. The reference to Section 5.1(b) in Section 10 of the Securityholders Agreement is hereby replaced with a reference to Section 5.1.

2. Registration Agreement Amendments. The defined term “Bain Group” in Section 9 of the Registration Agreement is hereby amended and replaced in its entirety as follows:

“‘Bain Group’ is defined in the LLC Agreement, as the same may be amended from time to time.”

3. Effect of Amendment. The Securityholders Agreement and the Registration Agreement, each as amended pursuant to the terms of this Amendment, shall continue in full force and effect after the date of this Amendment.

* * * * *

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first above written.

ALLIANCE LAUNDRY HOLDINGS LLC

By:	/s/ Thomas F. L’Esperance
Name: Thomas F. L’Esperance
Its: President & Chief Executive Officer

BAIN/RCL, L.L.C.

By:	/s/ Stephen M. Zide
Name: Stephen M. Zide
Its: